UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8‑K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001‑36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations.

On May 2, 2018, PJT Partners Inc. (the “Company”) issued a press release announcing the financial results for its first quarter ended March 31, 2018.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)The Company held its annual meeting (“Annual Meeting”) of stockholders on May 1, 2018.

(b)The Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 16, 2018. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1.To elect the following Directors to the Board of Directors of the Company:

Nominee	FOR	WITHHOLD	BROKER NON-VOTES
James Costos	8,752,327	1,833,849	5,470,893
Kenneth C. Whitney	8,743,328	1,842,848	5,470,893

Proposal 2.To approve, on an advisory basis, the compensation of our Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,821,428	835,601	88,524	5,470,893

Proposal 3.To approve, on an advisory basis, the frequency (every one, two or three years) of advisory votes to approve the compensation of our Named Executive Officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
20,169,011	28,155	6,508,763	39,624	5,470,893

Proposal 4.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,016,630	165,729	34,087	—

With respect to the preceding matters, holders of Class A common stock are entitled to one vote per share.  Holders of Class B common stock, without regard to the number of shares of Class B common stock held, are entitled to a number of votes that is equal to the aggregate number of vested and unvested PJT Partners Holdings LP (“PJT Partners Holdings”) Class A partnership units (the “Partnership Units”) and LTIP Units (which is a class of Partnership Units in PJT Partners Holdings) held by such holder on all matters presented to our stockholders other than director elections. With respect to the election of our directors, shares of Class B common stock initially entitle holders to only one vote per share of Class B common stock, though the voting power of Class B common stock with respect to the election of our directors may be increased to up to the number of votes to which a holder is then entitled on all other matters presented to stockholders. Holders of Class A common stock and Class B common stock vote together as a single class on the matters covered at the Annual Meeting, and their votes are counted and totaled together.

(c)Not applicable.

(d)As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s Named Executive Officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory vote to approve the compensation of the Company’s Named Executive Officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s Named Executive Officers.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Press release of PJT Partners Inc. dated May 2, 2018 announcing the Company’s first quarter 2018 results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ Helen T. Meates
Name: Helen T. Meates
Title: Chief Financial Officer

Date: May 2, 2018